Exhibit 10.2

AMENDMENT NO. 1 TO STOCKHOLDER AND VOTING AGREEMENT

THIS AMENDMENT NO. 1 TO STOCKHOLDER AND VOTING AGREEMENT (this “Amendment”), dated as of June 1, 2010, is made and entered into among Merit Medical Systems, Inc., a Utah corporation (the “Buyer”), and Cerberus Partners, L.P. and Cerberus International, Ltd. (each a “Stockholder” and collectively, the “Stockholders”).

RECITAL

The Buyer and the Stockholders previously entered into that certain Stockholder and Voting Agreement, dated as of May 13, 2010 (the “Agreement”), and now desire to amend certain of the terms thereof.  Except as otherwise defined herein, capitalized terms used herein, but not otherwise defined, have the respective meanings ascribed thereto in the Agreement.

AGREEMENT

NOW, THEREFORE, in consideration of the foregoing and the representations, warranties, covenants, and agreements contained in the Agreement and this Amendment, and for other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the parties hereto, intending to be legally bound hereby, agree as follows:

1.             Amendment.  Each of the parties hereto agree that Recital B of the Agreement shall be deleted and replaced in its entirety with the following:

B.                                     As of the date hereof, the Stockholders beneficially own and are entitled to dispose of (or to direct the disposition of) and to vote (or to direct the voting of) that number of shares of (i) the Series A Preferred Stock, par value $0.01 per share, and (ii) the common stock, par value $0.01 per share, of the Company, as set forth on the attached Exhibit A (which is incorporated herein by this reference) (all such preferred and common shares collectively, the “Shares”), which Shares entitle the Stockholders to vote on all matters presented to the stockholders of the Company.  The Shares owned by the Stockholders, together with any other shares of capital stock of the Company the beneficial ownership of which is acquired by the Stockholders, subsequent to the date of this Agreement, are collectively referred to herein as “Subject Shares.”

2.                                       No Further Amendment; Miscellaneous.  Except as specifically provided in this Amendment, the remaining provisions of the Agreement remain in effect according to their respective terms.  The “Miscellaneous” provisions set forth in Article IV of the Agreement are hereby incorporated herein by reference.

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IN WITNESS WHEREOF, each of the parties hereto has caused this Amendment No. 1 to Stockholder and Voting Agreement to be signed as of the day and year first written above.

The Buyer:

MERIT MEDICAL SYSTEMS, INC.:

By:	/s/ Kent W. Stanger
Name: Kent W. Stanger
Title: Chief Financial Officer, Secretary and Treasurer

The Stockholders:

CERBERUS PARTNERS, L.P.

By:	Cerberus Associates, L.L.C.,
its general partner

By:	/s/ Seth P. Plattus
Name: Seth P. Plattus
Title: Senior Managing Director

CERBERUS INTERNATIONAL, LTD.

By:	Partridge Hill Overseas Management, LLC,
its investment manager

By:	/s/ Seth P. Plattus
Name: Seth P. Plattus
Title: Senior Managing Director

Addresses for the Stockholders pursuant to Section 4.6:

c/o Cerberus Capital Management, L.P.
299 Park Avenue
New York, NY 10171
Attention: General Counsel
Facsimile: (212) 891-1540

with a copy (which shall not constitute notice) to:

Lowenstein Sandler PC
65 Livingston Avenue
Roseland, NJ 07068
Attention: Robert G. Minion, Esq.
Facsimile: (973) 597-2400

EXHIBIT A

Series A Preferred Stock

Stockholder	Number of Series A Preferred Shares (on an as converted basis)

Cerberus International, Ltd.	3,171 shares of Series A Preferred Stock (792,750 shares of common stock on an as converted basis)

Cerberus Partners, L.P.	1,645 shares of Series A Preferred Stock (411,250 shares of common stock on an as converted basis)

Common Stock

Stockholder	Number of shares of Company Common Stock

Cerberus International, Ltd.	937,212 shares of Company Common Stock

Cerberus Partners, L.P.	469,256 shares of Company Common Stock